EXHIBIT 99.1

O'Reilly Automotive, Inc. Announces Updated Second Quarter 2012 Comparable Store Sales Guidance and Announces Dates for the 2012 Second Quarter Earnings Release and Conference Call

  Updated 2nd Quarter Comparable Store Sales Guidance Range 2.0% to 2.5%
  Earnings Release Date – Wednesday, July 25, 2012, after 5:30 pm Central Time
  Conference Call Date – Thursday, July 26, 2012, at 10:00 am Central Time

SPRINGFIELD, Mo., June 26, 2012 (GLOBE NEWSWIRE) -- O'Reilly Automotive, Inc. (the "Company") (Nasdaq:ORLY), a leading retailer in the automotive aftermarket industry, today announced updated 2012 second quarter comparable store sales guidance of 2.0% to 2.5%, which compares to previously issued second quarter comparable store sales guidance of 3% to 5%. In addition, the Company expects earnings per share for the second quarter to be in the lower end of the previously announced range of $1.13 to $1.17. The release date for the Company's second quarter 2012 results is Wednesday, July 25, 2012, with a conference call to follow on Thursday, July 26, 2012.

Greg Henlsee, CEO and Co-President stated, "Our previously announced second quarter comparable store sales guidance reflected our slow start to the quarter in April due, we believed, to the shift of some business into the first quarter as a result of the early spring weather in many of our markets, and we expected sales trends would stabilize as the quarter progressed. We saw improved comparable store sales results for the month of May; however, comparable store sales in June were below our expectations, and we now expect comparable store sales for the second quarter to finish in the range of 2.0% to 2.5%."

The Company's second quarter 2012 results will be released after 5:30 p.m. central time on Wednesday, July 25, 2012, and can be viewed, at that time, on the Company's website at www.oreillyauto.com by clicking on "Investor Relations" and then "News Room".

Investors are invited to listen to the Company's conference call discussing the financial results for the second quarter of 2012, on Thursday, July 26, 2012, at 10:00 a.m. central time, via webcast on the Company's website at www.oreillyauto.com by clicking on "Investor Relations" and then "News Room". Interested analysts are invited to join the call. The dial-in number for the call is (706) 679-5789 and the conference call identification number is 93846243. A replay of the call will also be available on the Company's website following the conference call.

About O'Reilly Automotive, Inc.

O'Reilly Automotive, Inc. is one of the largest specialty retailers of automotive aftermarket parts, tools, supplies, equipment and accessories in the United States, serving both the do-it-yourself and professional service provider markets. Founded in 1957 by the O'Reilly family, the Company operated 3,809 stores in 39 states as of March 31, 2012.

The O'Reilly Automotive, Inc. logo is available at http://www.globenewswire.com/newsroom/prs/?pkgid=5430

Forward-Looking Statements

The Company claims the protection of the safe-harbor for forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. You can identify these statements by forward-looking words such as "expect," "believe," "anticipate," "should," "plan," "intend," "estimate," "project," "will" or similar words. In addition, statements contained within this press release that are not historical facts are forward-looking statements, such as statements discussing among other things, expected growth, store development, integration and expansion strategy, business strategies, future revenues and future performance. These forward-looking statements are based on estimates, projections, beliefs and assumptions and are not guarantees of future events and results. Such statements are subject to risks, uncertainties and assumptions, including, but not limited to, competition, product demand, the market for auto parts, the economy in general, inflation, consumer debt levels, governmental regulations, the Company's increased debt levels, credit ratings on the Company's public debt, the Company's ability to hire and retain qualified employees, risks associated with the performance of acquired businesses such as CSK Auto Corporation, weather, terrorist activities, war and the threat of war. Actual results may materially differ from anticipated results described or implied in these forward-looking statements. Please refer to the "Risk Factors" section of the annual report on Form 10-K for the year ended December 31, 2011, for additional factors that could materially affect the Company's financial performance. The Company undertakes no obligation to publicly update any forward-looking statements, whether as a result of new information, future events or otherwise.

CONTACT: Investor & Media Contact
         Mark Merz (417) 829-5878